                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 18, 2002
                                        ----------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



                 Delaware                                1-15827                        38-3519512
                 --------                                -------                        ----------
(State or other jurisdiction of incorporation)   (Commission File Number)     (IRS Employer Identification No.)


 17000 Rotunda Drive, Dearborn, Michigan                                                    48120
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 (Address of principal executive offices)                                                 (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                            -------------

ITEM 5.   OTHER EVENTS.

         On July 18, 2002, we issued a press release concerning our third quarter 2002 results. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
-----------                -----------
20                         Press release dated October 18, 2002

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VISTEON CORPORATION




Date:  October 18, 2002                  By: /s/Stacy L. Fox
                                             ----------------------------------
                                         Stacy L. Fox
                                         Senior Vice President,
                                         General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                       Description                             Page
-----------                       -----------                             ----
Exhibit 20              Press Release dated
                        October 18, 2002